           As filed with the Securities and Exchange Commission on April 3, 1997
                                                                Registration No.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           _________________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           _________________________

                              INFOSEEK CORPORATION
                           _________________________

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           _________________________

        CALIFORNIA                                        77-0353450
(STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)

                        2620 AUGUSTINE DRIVE, SUITE 250
                         SANTA CLARA, CALIFORNIA 95054
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                     1996 STOCK OPTION/STOCK ISSUANCE PLAN

                           (FULL TITLE OF THE PLANS)


                           ROBERT E. L. JOHNSON, III
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              INFOSEEK CORPORATION
                        2620 AUGUSTINE DRIVE, SUITE 250
                         SANTA CLARA, CALIFORNIA 95054
                                 (408) 567-2700
    (NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR
                                   SERVICE)

                                    Copy to:
                              DAVID J. SEGRE, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1050
                                 (415) 493-9300


                        CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                               PROPOSED              PROPOSED
                                                                                MAXIMUM               MAXIMUM
                                                         AMOUNT                OFFERING              AGGREGATE         AMOUNT OF
                 TITLE OF SECURITIES TO                  TO BE                   PRICE               OFFERING        REGISTRATION
                     BE REGISTERED                   REGISTERED(1)           PER SHARE(2)            PRICE(2)            FEE(2)
----------------------------------------------------------------------------------------------------------------------------------
         Common Stock, to be issued under
         1996 Stock Option/Stock Issuance
         Plan                                           1,600,000            $6.625(2)             $10,600,000        $3,213.00
----------------------------------------------------------------------------------------------------------------------------------
         Total                                          1,600,000            $6.625(2)             $10,600,000        $3,213.00
==================================================================================================================================

(1) Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectus relating hereto also relates to shares registered under Form S-8 Registration Statement No. 333-05941.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h), on the basis of the average of the high and low prices of the Common Stock as reported in the Nasdaq National Market System on April 1, 1997.

                              INFOSEEK CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                     PART 2



INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                 Registrant hereby incorporates by reference in this Registration Statement the contents of the Registrant's earlier Form S-8 Registration Statement (File No. 333-05941).

                 The following additional Exhibits are hereby enclosed for filing:


              Exhibit Number                            Description
             -------------------     ----------------------------------------------------------
                    5.1              Opinion of Wilson Sonsini Goodrich & Rosati,
                                     Professional Corporation, with respect to the securities
                                     being registered.

                   23.1              Consent of Ernst & Young LLP, independent auditors.

                   23.2              Consent of Counsel (contained in Exhibit 5.1).

                   24.1              Power of Attorney (See Page 3).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Infoseek Corporation, a corporation organized and existing under the laws of the State of California, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on this 18th day of March, 1997.


                                          INFOSEEK CORPORATION.


                                          By:  /s/ Robert E. L. Johnson, III
                                             ----------------------------------
                                                   Robert E. L. Johnson, III
                                                   President and Chief Executive
                                                   Officer





                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Leonard J. LeBlanc his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                     Title                                                 Date
----------------------------------    -------------------                              -----------------------
 /s/ Robert E. L. Johnson, III        President and Chief Executive Officer            March 18, 1997
 ---------------------------------    (Principal Executive Officer)
     Robert E. L. Johnson, III

 /s/ Leonard J. LeBlanc               Executive Vice President, Finance,               March 31, 1997
 ---------------------------------    Chief Financial Officer and Assistant
     Leonard J. LeBlanc               Secretary (Principal Financial and
                                      Accounting Officer)

/s/ Steven T. Kirsch                  Chairman of the Board and Director               March 18, 1997
----------------------------------
    Steven T. Kirsch

/s/ H. DuBose Montgomery              Director                                         March 31, 1997
---------------------------------
    H. DuBose Montgomery


/s/ Oliver D. Curme                   Director                                         March 31, 1997
---------------------------------
    Oliver D. Curme

/s/ John E. Zeisler                   Director                                         March 19, 1997
---------------------------------
    John E. Zeisler


 /s/ Matthew J. Stover                Director                                         March 31, 1997
 ---------------------------------
     Matthew J. Stover

                               INDEX TO EXHIBITS




                                                                                                    Sequentially
        Exhibit Number                                  Description                                 Numbered Page
-----------------------------    ---------------------------------------------------------      -------------------
             5.1               Opinion of Wilson, Sonsini, Goodrich & Rosati,
                               Professional Corporation, with respect to the securities
                               being registered.

             23.1              Consent of Ernst & Young LLP, independent auditors.

             23.2              Consent of Counsel (contained in Exhibit 5.1)
             24.1              Power of Attorney (See Page 3)


















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